EXHIBIT 10.1

ALPHA PRO TECH, LTD.

2004 STOCK OPTION PLAN

(As Amended on June 7, 2010)

SECTION 1

PURPOSE

The purpose of the Alpha Pro Tech, Ltd. 2004 Stock Option Plan (the “Plan”) is to recognize the contributions made to Alpha Pro Tech, Ltd. (the “Company”) and its Subsidiaries and Affiliated Companies and all its shareholders by Key Employees of the Company and its Subsidiaries and Affiliated Companies to provide such persons with additional incentive to devote themselves to the future success of the Company and its Subsidiaries and Affiliated Companies and to improve the ability of the Company and its Subsidiaries and Affiliated Companies to attract, retain and motivate individuals, by providing such persons with the opportunity to acquire or increase their proprietary interest in the Company through receipt of grants of Stock Options to acquire shares of Common Stock of the Company.  In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company to serve on the Board of Directors of the Company and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of grants of Options to acquire Common Stock of the Company.

SECTION 2

DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

2.1          “Affiliated Company” or “Affiliated Companies” means corporation(s) or other business organization(s) in which the Company owns, directly or indirectly, 20% or more of the voting stock or capital at the relevant time.

2.2          “Agreement” means a Stock Option Agreement, granted under the Plan.

2.3          “Board” means the Board of Directors of the Company.

2.4          “Change in Control” has the meaning set forth in Section 9 of the Plan.

2.5          “Code” means the internal Revenue Code of 1986, as amended from time to time.

2.6          “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan.

2.7          “Common Stock” means the Common Stock, par value $.01 per share, of the Company.

2.8          “Company” means Alpha Pro Tech, Ltd., a Delaware corporation.

2.9          “Director” means a director of the Company.

2.10        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.11        “Fair Market Value” means the closing sales price of the Common Stock on the primary national securities exchange on which such stock is listed (as reported in The Wall Street Journal, Eastern Edition).

1

Notwithstanding the foregoing, Fair Market Value shall be determined in a manner consistent with avoiding adverse tax consequences under Section 409A of the Code.

2.12        “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 7 of the Plan that meets the requirements of Section 422(b) of the Code of the Code or any successor provision.

2.13        “Key Employee” means officers, other key employees, and consultants of the Company or any Subsidiary or Affiliated Company selected to participate in the Plan in accordance with Sections 3 and 4. A Key Employee may also include a person who is granted an option  (other than an Incentive Stock Option) in connection with the hiring of such person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such option shall not vest prior to the commencement of employment.

2.14        “Non-Employee Director” means a Director who is not an employee of the Company or a Subsidiary or Affiliated Company.

2.15        “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 6 or 7 of the Plan that is not an Incentive Stock Option.

2.16        “Participant” means any Key Employee or Non-Employee Director selected to receive a grant of a Stock Option.

2.17        “Plan” means the Alpha Pro Tech, Ltd. 2004 Stock Option Plan.

2.18        “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 6 or 7 of the Plan.

2.19        “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

SECTION 3

ADMINISTRATION

3.1          THE BOARD

The Plan shall be administered by the Board, except that the Board may delegate administration to the Committee, to the extent that the Committee is comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act and the “outside director” definition under Section 162(m) of the Code and the regulations thereunder. For purposes of the Plan, the term “Board” shall refer to the Board or, to the extent such authority has been delegated to the Committee, the Committee.

3.2          AUTHORITY OF THE BOARD

(a)           The Board, in its sole discretion, shall determine the Key Employees to whom, and the time or times at which Stock Options will be granted, the form and amount of each Stock Option, the expiration date of each Stock Option, the time or times within which the Stock Options may be exercised, the cancellation of the Stock Option and the other limitations, restrictions, terms and conditions applicable to the grant of the Stock Option. The terms and conditions of the Stock Option need not be the same with respect to each Key Employee or with respect to each Stock Option.

(b)           The Board may delegate its authority to grant Stock Options to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to grants to officers subject to Section 16 of the Exchange Act or officers who are or may be “covered employees” as defined in Section 162(m) of the Code, or to the extent prohibited by applicable law, regulation or rule of a stock exchange on which the Common Stock is listed.

(c)           The Board may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Stock Options granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)           No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

SECTION 4

ELIGIBILITY AND GRANTS

4.1          PARTICIPANTS

Participants shall consist of Key Employees and Non-Employee Directors. Non-Employee Directors shall participate in, and receive grants under the Plan only in accordance with the provisions of Sections 6 and 7 of the Plan.

4.2          GRANTS

The following Stock Options may be granted under the Plan: Incentive Stock Options and Non-Qualified Stock Options.  Provided, however, Non-Qualified Stock Options may only be granted to the extent the Company is considered an “eligible issuer of service recipient stock” as such term is defined in Treasury Regulations Section 1.409A-1(b)(5)(iii)(E).

4.3          AGREEMENTS

Each grant shall be evidenced by a written Agreement specifying the terms and conditions of the grant. In the sole discretion of the Board, the Agreement may condition the grant upon the Participant’s entering into one or more of the following agreements with the Company: (a) an agreement not to compete with the Company and its Subsidiaries and Affiliated Companies which shall become effective as of the date of the grant and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Board shall determine. If the Participant shall fail to enter into any such agreement at the request of the Board, then the Stock Option granted or to be granted to such Participant shall be forfeited and cancelled.

SECTION 5

SHARES OF COMMON STOCK SUBJECT TO THE PLAN

5.1          TOTAL NUMBER OF SHARES

The total number of shares of Common Stock that may be issued under the Plan shall be  5,000,000 of which 4,300,000 shall be allocated for grants to Key Employees and 700,000 shall be allocated to Non-Employee Directors. Such shares may be either authorized but unissued shares, and shall be adjusted in accordance with the provisions of Section 5.2 of the Plan. The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of the exercise price of a Stock Option or of any required withholding taxes, shall once again be available for issuance pursuant to subsequent grants of Stock Options, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock subject to a grant may thereafter be available for issuance pursuant to subsequent grants, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan, if there is a lapse, forfeiture, expiration, termination or cancellation of any such prior Stock Option grant for any reason (including for reasons described in Section 4.3), or if shares of Common Stock are issued under such grant and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

5.2          ADJUSTMENT

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Board shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Stock Option granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the exercise price of outstanding Stock Options under the Plan; and (c) any other changes that the Board determines to be equitable under the circumstances; provided, however, no adjustments may be made if such adjustments cause the Plan, any Agreement or any Stock Option granted hereunder to be subject to Section 409A of the Internal Revenue Code.

SECTION 6

GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS

6.1          GRANTS

Grants of Stock Options to Non-Employee Directors shall be as follows:

(a)           Each individual who became a Non-Employee Director on or before December 31, 2003 and is re-elected or continues as a Non-Employee Director at the 2004 annual meeting of stockholders of the Company shall, on the date of such meeting, be granted a NSO to purchase up to 15,000 shares of Common Stock. Thereafter, each such Non-Employee Director shall be granted an additional NSO to purchase up to 15,000 shares of Common Stock, on the date of each subsequent annual meeting of stockholders of the Company at which such Director is re-elected or continues as a Non-Employee Director.

(b)           Each individual who became or becomes a Non-Employee Director on or after January 1, 2004, and prior to the date of the 2004 annual meeting of stockholders of the Company shall be granted, on the date of such meeting, a NSO to purchase up to 25,000 shares of Common Stock, provided the individual is a Non-Employee Director on the date of such meeting. Thereafter, each such Non-Employee Director shall be granted an additional NSO to purchase up to 15,000 shares of Common Stock, on the date of each subsequent annual meeting of stockholders of the Company at which such Director is re-elected or continues as a Non-Employee Director.

(c)           Each individual who becomes a Non-Employee Director on or after the date of the 2004 annual meeting of stockholders of the Company shall be granted a NSO to purchase up to 25,000 shares of Common Stock, on the date the individual becomes a Non-Employee Director. Thereafter, each such Non-Employee Director shall be granted an additional NSO to purchase up to 15,000 shares of Common Stock, on the date of each subsequent annual meeting of stockholders of the Company at which such Director is re-elected or continues as a Non-Employee Director. The number of shares of Common Stock covered by each NSO granted to a Non-Employee Director pursuant to Sections 6.1(a), (b) and (c) above shall be determined by the Board in its sole discretion.

6.2          STOCK OPTION AGREEMENT

The grant of each NSO shall be evidenced by a written Stock Option Agreement specifying the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the NSO, the number of shares of Common Stock to be subject to each NSO and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan.

6.3          EXERCISE PRICE AND PERIOD

With respect to each NSO granted to a Non-Employee Director:

(a)           The per share exercise price of each such NSO granted to a Non-Employee Director shall be the Fair Market Value of the Common Stock subject to the NSO on the date on which the NSO is granted.

(b)           Unless otherwise provided in the Stock Option Agreement, and except as set forth in the next sentence hereof, each NSO shall become fully exercisable with respect to the total number of shares of Common Stock subject to the NSO on the first  succeeding anniversary of the date of the grant of the NSO.  Notwithstanding the foregoing, the Board shall have the discretion to accelerate the date as of which any NSO shall become exercisable in the event of the Non-Employee Director’s termination of service on the Board.

(c)           Each NSO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

SECTION 7

GRANTS OF STOCK OPTIONS TO KEY EMPLOYEES

7.1          GRANT

Subject to the terms of the Plan, the Board may from time to time grant Stock Options, which may be ISOs or NSOs, to Key Employees. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be ISOs.

7.2          STOCK OPTION AGREEMENT

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan.

7.3          EXERCISE PERIOD

With respect to each Stock Option granted to a Key Employee:

(a)           Except as provided in Section 7.4(b), the per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b)           Unless otherwise provided in the Stock Option Agreement, and except as set forth in the next sentence hereof, each Stock Option shall become exercisable with respect to the total number of shares of Common Stock subject to the Stock Option on the first succeeding anniversary of the date of the grant of the Stock Option thereunder.  Notwithstanding the foregoing, the Board shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Key Employee’s termination of employment with the Company without cause (as determined by the Board in its sole discretion).

(c)           Except as provided in Section 7.4(b), each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

7.4          REQUIRED TERMS AND CONDITIONS OF ISOS

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)           The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 7.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b)           Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c)           No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by stockholders of the Company.

SECTION 8

EXERCISE OF STOCK OPTIONS

8.1          NOTICE

A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Board may prescribe. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

8.2          PAYMENT OF EXERCISE PRICE

The Board in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(a)           in cash;

(b)           in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(c)           by delivering previously acquired shares of Common Stock that are acceptable to the Board and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or

(d)           by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

8.3          STOCK CERTIFICATES

The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise; provided that any shares of Common Stock purchased by a Participant through a broker-dealer pursuant to Section 8.2(b) or Section 11(b) shall be delivered to such broker-dealer in accordance with 12 C.F.R. §220.3(e)(4) or other applicable provision of law.

SECTION 9

CHANGE IN CONTROL

9.1          EFFECT OF CHANGE IN CONTROL

(a)           Notwithstanding any of the provisions of the Plan or any outstanding Stock Option Agreement, upon a Change in Control of the Company (as defined in Section 9.2): (i) all outstanding Options shall become fully exercisable; (ii) all restrictions applicable to all grants shall terminate or lapse.

(b)           In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized, and has sole discretion, as to any grant, either at the time of such grant hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such grant then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such grant then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control; provided, however, the Board may not take any actions that would cause the Plan, any Agreement or any Stock Option granted hereunder to be subject to Section 409A of the Internal Revenue Code.

9.2          DEFINITION OF CHANGE IN CONTROL

“Change in Control” shall mean the occurrence, at any time during the specified term of a   grant under the Plan, of any of the following events:

(a)           Any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(b)           The Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other legal person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c)           The Company sells all or substantially all of its business and/or assets to another corporation or other legal person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors; or

(d)           During any period of two consecutive years or less (not including any period prior to the approval of the Plan by the Board), individuals who at the beginning of such period constituted the Board (and any new Directors, whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose appointment, election or nomination for election was so approved) cease for any reason to constitute a majority of the Board.

SECTION 10

POSTPONEMENT

The Board may postpone any grant or exercise of a Stock Option for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a)           to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)           to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c)           to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of a grant and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the grant shall lapse because of such postponement, nor shall such postponement result in the Plan providing for the deferral of compensation as defined in Section 409A of the Code.

SECTION 11

PAYMENT OF TAXES

In connection with any grant, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary or Affiliated Company may be required to withhold to obtain a deduction for federal, state or local income tax purposes as a result of such grant or to comply with applicable law. The Board in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a)           in cash;

(b)           in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the grant to pay the withholding taxes;

(c)           by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the grant having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld;

(d)           by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or

(e)           by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

SECTION 12

NONTRANSFERABILITY

Stock Options granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than:

In the case of ISO’s:

(a)           by will or by the laws of descent and distribution;

(b)           pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code; or

In the case of NSO’s:

(a)           Any NSO granted pursuant to the Plan shall be transferable to any member of such Optionee’s “immediate family” (as such term is defined in Rule 16a-1(c) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation) or to a trust or family partnership whose beneficiaries are members of such optionee’s “immediate family” or to a qualified charitable organization to which contributions are deductible for tax purpose pursuant to Section 170 of the Internal Revenue Code of 1986, as amended.

SECTIONS 13

TERMINATION OR AMENDMENT OF PLAN

(a)           Except as described in (b) below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding grant in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b)           Notwithstanding the foregoing, there shall be no amendment to the Plan or any outstanding Stock Option Agreement that results in the repricing of Stock Options.

(c)           The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Key Employees who are located outside of the United States to participate in the Plan.

(d)           The Plan is intended to provide compensation that is exempt from Section 409A of the Code and shall not be amended in a manner that would cause the Plan or any Agreement or Stock Option granted hereunder to fail to comply with the requirements of Section 409A of the Code.

SECTION 14

AMENDMENT OF STOCK OPTION AGREEMENTS

The Board shall have the authority to amend any Stock Option Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Stock Option Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

SECTION 15

NO CONTRACT OF EMPLOYMENT

Neither the adoption of the Plan nor the grant of any Stock Option under the Plan shall be deemed to obligate the Company or any Subsidiary or Affiliated Company to continue the employment of any Participant for any particular period, nor shall the granting of a Stock Option constitute a request or consent to postpone the retirement date of any Participant.

SECTION 16

APPLICABLE LAW

All questions pertaining to the validity, construction and administration of the Plan and all Stock Options granted under the Plan shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

SECTION 17

REGISTRATION OF OPTION SHARES

No shares will be issued and delivered upon exercise of any option unless a registration statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock to be reserved for issuance upon the exercise of options to be granted under the 2004 Plan has become effective, and unless all other applicable laws and regulations have been complied with.

SECTION 18

EFFECTIVE DATE

The Plan succeeded the 1993 Incentive Stock Option Plan (the “1993 Plan”) and the 1993 Directors Stock Option Plan (the “Directors Plan”). Both the 1993 Plan and the Directors Plan expired by their terms in September 2003 and October 2003, respectively.  The Plan was adopted by the Board on April 28, 2004, and became effective on June 8, 2004, the date the Plan was approved by the stockholders of the Company.  An amendment to the Plan became effective on June 7, 2010, the date the amendment was approved by the stockholders of the Company.